[LOGO]



                            [GRAPHIC]      THE PATIENT INVESTOR


Ariel Appreciation Fund
Ariel Growth Fund
Ariel Premier Bond Fund


                                             Quarterly Report--December 31, 1997

THE TORTOISE AND THE HARE


One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The Hare, who was much amused at the idea, said "Let's try and see..." When the time came both started off together...The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...

Ariel Investment Trust
307 North Michigan Avnue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473


FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRIBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TABLE OF CONTENTS

The Patient Investor                   2
Company in Focus                       6
Company Updates                        8
Ariel Equity Funds                    10
Schedule of Equity Investments        12
Equity Statistical Summary            18
Ariel Bond Fund                       20
Schedule of Bond Investments          22
Board of Trustees                     26

                                            SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVEST [GRAPHIC] R-Registered Trademark-




DEAR FELLOW SHAREHOLDER: For the quarter ending December 31, 1997, we are pleased to report the Ariel Growth Fund returned +5.1% and the Ariel Appreciation Fund +6.7%. These results reflect consistent performance throughout the portfolios with significant contributions from banking leader, Northern Trust Corporation; toy manufacturer, Hasbro, Inc.; and automotive fluid recycler, Safety-Kleen, Inc. Although the large company stocks of the Standard & Poor's 500 Index earned +2.9% during this same three month period, the small and medium company stocks of the Russell 2500 Index fell -2.3% and according to THE WALL STREET JOURNAL, "the average U.S. stock fund declined -1.5%." Despite significant volatility, large cap stocks somehow managed to weather the storm. However, a downward spiral in the prices of the riskiest and most expensive securities whipsawed smaller issues and penalized equity funds chock full of popular stocks. The extent of the damage is evidenced by the -11.4% return of the average science and technology fund during the quarter.

A ZOO IN REVIEW

In hindsight, 1997 was a year of controversy and intrigue. A sheepish Dolly became living proof of an unprecedented form of reproduction; mad cows angered Europeans; and we discovered chickens now had "smart" viruses. For the political animals, an "off" year could not quell a national outcry for campaign finance reform. Media hounds became known as paparazzi and so the world mourned a princess. And when there was nothing else to discuss, there was always the weather. Somehow the Spanish word for boy, El Nino, shouldered the blame for even the slightest of atmospheric oddities. Maybe he's the reason the Asian Tiger got a flu that left a third of the world's economy on its sickbed with $1 trillion in its stock market value wiped out, its currencies de-valued and its only possible cure, a "bailout." As we read in the NEW YORK TIMES, "If you put a dollar into the Singapore stock market just over six months ago, you now have less than 50 cents. If you put it instead into Malaysia, you've got a quarter." Perhaps Yoggi Berra was visiting the Far East when he said, "A nickel ain't worth a dime anymore."

Even with a strong economy, record corporate earnings, the lowest unemployment rate in 25 years and anemic inflation, by the fourth quarter, U.S. investors became concerned Asia's flu might be catchy and our aging bull might be displaying some of its symptoms. Some fears were realized in October when the longest uninterrupted bull run in stock market history finally paused after commemorating its seventh birthday. As a result, the 10 year anniversary of the Crash of 1987 was upstaged by a record one-day drop in the Dow Jones Industrial Average -- a 554 point decline on October 27.

Despite the circus environment, the S&P 500 managed to close out 1997 with an astonishing +33.4% rise, while the Russell 2500 posted a substantial, albeit less spectacular, +24.4% return. As a result of our low risk approach, the undervalued, franchise businesses of the Ariel Growth and Ariel Appreciation Fund portfolios withstood the stock market's mood swings and outpaced both large and smaller company benchmarks with hearty gains of +36.4% and +37.9% respectively. These results are particularly noteworthy in a year when Lipper Analytical Services' small company fund index returned only +15.1% and its mid-cap fund index, +17.6%. Not to mention, only 10.3% of U.S. stock funds beat the S&P 500.

WHAT ARE THE ODDS?

The S&P 500's third consecutive year of 20+% gains is an anomaly. The facts prove it. Looking back to 1926, this is the first time in history such exceptional market strength has persisted over a 36 month period. While this knowledge leads us to view the market with a heightened sense of caution, the following chart from the November 10, 1997 issue of NEWSWEEK demonstrates that you do not have to take a great deal of risk to be a very successful stock market investor over time.


                                             ODDS OF ANNUALIZED RETURN PER YEAR*
HOLDING PERIOD    ODDS OF LOSING $       0-10%          0-20%          20+%
--------------    ----------------       -----          -----          ----
1 year                 26%                 18%            20%            37%
3 years                14                  28             39             19
5 years                10                  31             49             10
10 years                4                  42             53              1
20 years                0                  37             63              0

*Standard & Poor's 500-stock average, annualized monthly returns since 1926. All dividends reinvested. Source: Ibbottson Associates. Re-printed from NEWSWEEK. Past performance is not indicative of future results.

As the chart shows, an individual's chances of making or losing money by investing in S&P 500 stocks is determined by the holding period. Accordingly, the patient investor has ultimately been rewarded as evidenced by the fact that since 1926, a 20 year holding period has offered the greatest probability of a 0-20% annualized return with no chance of losing money. Conversely, a shorter time frame may have had the highest probability of a 20+% return, but also carried a significant risk (26%) of lost principal.

For those who seek forecasts, this information helps shed light on the likelihood of continued double-digit stock market returns through the end of the decade. In just three years, the +31.2% annualized return of the S&P 500 has more than doubled an investor's money. As the chart shows, there is less than a one-in-five chance of such an occurrence. Moreover, the S&P 500's +20.3% annualized return over the past five years has only a one-in-ten likelihood. Thus, the odds now suggest a mere one-percent chance 20+% returns can be perpetuated for another five years.

This reality check does not lead us to advocate divestiture from the stock market. Instead, we emphasize patience when confronted with the inevitable tough periods. Similarly, we continue to underscore that an investor's return expectations should not be skewed by recent events but should instead reflect historical norms. With this said, given recent events, we believe large-cap stocks are more vulnerable to a near-term correction. Conversely, we expect small and medium-sized companies to rebound after an arduous period.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.


Sincerely,


/s/John W. Rogers, Jr         /s/Eric T. McKissack, CFA

John W. Rogers, Jr.           Eric T. McKissack, CFA
Portfolio Manager             Portfolio Manager
Ariel Growth Fund             Ariel Appreciation Fund

COMPANY IN FOCUS


LIBBEY
300 MADISON AVENUE
TOLEDO, OHIO 43604
(419) 325-2100

LIBBEY, INC. (NYSE: LBY) is the leading producer of glass tableware in North America and exports to over 100 countries. It manufactures over 2,000 products which are sold to foodservice (hotels, restaurants, bars, schools, hospitals), retail, industrial, and premium customers. Over the past three years, acquisitions have broadened the company's product line to include ceramic dinnerware (plates, cups, saucers, etc.), glass cookware, and metal flatware (silverware). In broadening its product line, Libbey is successfully increasing its relative importance to its customers. This strategy is particularly attractive today where many companies are looking to do more business with fewer suppliers.

Foodservice customers account for about 50% of revenues and 60-70% of profits. This is a great business. It enjoys high recurring revenues as 90% of sales are to replace items that have been broken, providing an annuity-like stream of orders. Libbey has huge competitive advantages. It is the dominant player with 64% and 70% market shares in the U.S. and Canada, respectively, and a significant interest (49%) in Vitorcrisa, the leading Mexican glass tableware company (which enjoys a 72% share in its market). The top priority among its customers is style consistency. Since Libbey's products are already on the shelves, it gets the replacement business. Product availability and delivery time are the driving factors. Price is not a major determinant of who gets the business. A beer glass that cost $1.00 and lasts 100 uses serves $300 worth of beer at $3.00/beer. The glass accounts for only 1/3 of 1% of the revenues that it generates! Prices have been increased annually for the past two decades. Our independent checks with major foodservice companies and retailers confirmed the attractiveness of the business and Libbey's dominance in the segments in which it competes.

Approximately 25% of sales are to major retailers. This segment contributes about 25% of profits. Libbey is the leading supplier in the U.S. of glass beverageware. Historically, the company sold commodity-like products through mass merchandisers. In recent years, it has emphasized selling higher-end products through specialty stores like Williams Sonoma (OTC: WSGC), Crate & Barrel, and leading department stores under the Libbey and FunDamentals brands. This is a significantly more profitable business. In the most recent fourth quarter, a major mass merchandiser canceled some orders resulting in the division's profitability lagging expectations. Given that the retailer experienced stock-outs, lost sales, and disappointed customers, we do not believe such an occurrence is likely to happen again. The remaining 25% of sales are to industrial customers primarily in the candle and floral areas and to premium customers for major promotional programs such as specific glassware products for gasoline retailers and fast food chains. Management is selective in the business it takes and does so only when pricing meets profitability standards.

REASONS FOR RECOMMENDATION:

LIBBEY'S CORE FOODSERVICE BUSINESS IS VERY ATTRACTIVE. It enjoys favorable growth opportunities, above-average consistency and predictability, and very high profitability. Its strong competitive position and the high barriers to entry strengthen our conviction that this will be a great business for years to come.

THE COMPANY'S FINANCIAL CHARACTERISTICS ARE VERY COMPELLING. Over the past four years, EPS have grown at an average rate of 17%. Operating margins have been very steady and averaged 17%. Return on tangible assets has averaged 16%. Over this period, free cash flow has totaled $135 million which has been used to reduce debt, make acquisitions, and pay dividends.

THE SHARES ARE VERY ATTRACTIVELY VALUED. In today's rich stock market environment, Libbey's shares sell for just 13 times estimated 1998 EPS, seven times cash flow, and approximately a 45% discount to our estimate of private market value. The recent disappointment in the retail business has resulted in the stock dropping 22% from recent highs.

We rate the shares a Buy at current levels.

COMPANY UPDATES

WHITMAN
3501 ALGONQUIN ROAD
ROLLING MEADOWS, ILLINOIS 60008
(847) 815-5000

WHITMAN CORPORATION (NYSE: WH) announced a spin-off of its Hussmann International and Midas Group businesses in December 1997. As a result of this move, the remaining company will be a pure play soft drink bottler. The breakup will enable each business to focus on its core operations as all three have fundamentally different growth outlooks and operating characteristics. On the January 30, 1998 payment date, investors received dividends in Midas (NYSE:MDS) and Hussmann (NYSE:HUS). The Midas dividend was on a one-for-six basis and the Hussmann dividend was on a one-for-two basis. We strongly support management's decision, as we believe each company will be more valuable to shareholders as separate entities.

More specifically, we are excited about Whitman's prospects and its opportunities for growth. By spinning-off Midas and Hussmann, Whitman will lose its cyclicality since the soft-drink business is a consistently stable growth industry. Soft drink products are relatively easy to produce, enjoy unlimited consumption opportunities, are very affordable and widely available. Whitman's moat is its exclusive right to sell PepsiCo products within its franchised territories. Thus, as a pure play, we would expect Whitman to garner a higher trading multiple in the market place.

Whitman's growth opportunity will come from volume growth, new beverage products and acquisitions. As the company acquires franchises in contiguous markets, many economies of scale can be realized through consolidation of manufacturing, distribution, and administrative operations. Furthermore, PepsiCo's increased focus on its concentrate and bottler business bodes well for Whitman.

Although Hussmann and Midas will no longer be constrained within a diversified company, we are somewhat less enthusiastic about their long term prospects when specifically compared to Whitman. With this said, Hussmann's core business, the sale of refrigeration display cases and systems for the supermarket and convenience store industries, should continue to report solid results as several trends remain favorable, including: space reconfiguration within stores and growth in the size of perishable departments requiring refrigeration.

Midas operates the world's largest "under-the-car" services network. Its competitive advantages include a widely known franchise and the economies of scale resulting from a network of more than 1,800 U.S. locations. Midas' challenge, however, will be to offer newer non-exhaust services as the after-market demand for exhaust system replacement declines moderately.

Currently trading at $15.75 on a when-issued basis (1/23/98), Whitman shares are valued at 22.5x our calendar 1998 earnings per share estimate of $0.70. On an Enterprise Value to Ebitda basis the shares trade at a multiple of 7.2x our calendar 1998 estimates. At this multiple, we believe the stock represents an attractive value given its growth opportunities. As such, we recommend investors maintain their position in Whitman.

BOB EVANS FARMS (OTC: BOBE) was one of Ariel's best performers last year as the company delivered strong operating results in both its restaurant and food products segments. Improved fundamentals in these businesses led to a 66% total return in 1997.

In its restaurants, Bob Evans has now reported four consecutive quarters of comparable sales increases. As such, management successfully weathered the downtrend in the restaurant industry by implementing tighter cost control measures, improving its level of customer service, and initiating company-specific programs to boost sales and profitability. Additionally, an improvement in operating results was somewhat attributable to the increased attention management is placing on its asset returns. Management now has the systems in place to analyze its operating cash flow and return on investment on an individual location basis.

While investors in Bob Evans benefited from the improved fundamentals in its restaurant business in 1997, the result of the so-called "concept" restaurant stocks were much less robust. For example, nervous investors in Boston Market (OTC: BOST), a Wall Street darling since first coming public in November 1993, took the stock down 82% in 1997. Just last year, Wall Street analysts were using price targets as high as $50 for the company's shares. Today, most analysts now estimate the fair value of the stock at less than $5 -- a price slightly less than the cost of a "Boston Carver" combo!

At Ariel, we will not chase after untested "concept" companies but rather invest in companies with consistent operating performance and proven operating track records, such as Bob Evans. We had the opportunity to meet with Bob Evans' management in our offices last month and we were encouraged with the company's prospects. Sales trends remain positive in the restaurant business and raw material cost comparisons remain favorable in its food products operations. These two factors along with a more intensely focused management team should lead to strong operating cash flow and earnings growth in fiscal year April 1998 and beyond.

Lower raw material costs, specifically sows, and higher volumes are the catalysts behind the improved economics in the food products segment. This positive trend should continue for some time given the typically lengthy nature of the hog cycle. Furthermore, Bob Evans is reporting solid volume gains. Thus, a combination of increases in sausage pounds sold along with encouraging hog price trends should lead to significant cash flow improvement.

Given the recent strength in same store sales, lower hog prices and higher volume trends, we believe the company's fiscal year sales and earnings may increase 7% and 31%, respectively. Currently at $22.13, Bob Evans is trading at 16.6x our forward twelve-month estimate of $1.33. We recommend investors add to their positions on any price weakness.


BOB EVANS
3776 SOUTH HIGH STREET
COLUMBUS, OHIO
43207-0863
(614) 491-2225

ARIEL EQUITY FUNDS


TEN LARGEST HOLDINGS
as of December 31, 1997

1    HASBRO, INC.
     Leading toy manufacturer

2    ROUSE CO.
     Retail mall developer

3    FIRST BRANDS CORP.
     Manufacturer and marketer of
     consumer products for home and
     automobile markets

4    CENTRAL NEWSPAPERS, INC.
     Leading media company with daily
     and weekly newspapers in Phoenix
     and Indianapolis

5    MBIA, INC.
     Leading insurer of municipal bonds

6    INTERFACE, INC.
     World's leading manufacturer and
     marketer of carpet tiles

7    ECOLAB, INC.
     Leading developer and marketer
     of premium cleaning and sanitizing products and services for the hospitality markets

8    SPECIALTY EQUIPMENT
     Manufacturer of commercial and
     institutional food service equipment

9    NORTHERN TRUST CORP.
     Chicago-based bank holding company

10   LONGS DRUG STORES
     A leading operator of retail drug
     stores in California and other
     western states

ARIEL GROWTH FUND          AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997
Inception November 6, 1986------------------------------------------------------
                             1 Year       3 Year      5 Year      Life of Fund
--------------------------------------------------------------------------------
ARIEL GROWTH FUND            +36.4%       +25.9%      +15.8%        +15.8%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

[CHART]

[GRAPH]


*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.


ARIEL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH BUT DOES SO AT A HIGHER RISK THAN THE ARIEL APPRECIATION FUND. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

ARIEL APPRECIATION FUND AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997
Inception December 1, 1989------------------------------------------------------
                             1 Year       3 Year      5 Year      Life of Fund
--------------------------------------------------------------------------------
ARIEL APPRECIATION FUND      +37.9%       +28.4%      +15.9%         +15.1%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

[CHART]

[GRAPH]


*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2500 Index measures the performance of small and mid-sized companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.


ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL GROWTH FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.


TEN LARGEST HOLDINGS
as of December 31, 1997

1    HASBRO, INC.
     Leading toy manufacturer

2    ROUSE CO.
     Retail mall developer

3    FIRST BRANDS CORP.
     Manufacturer and marketer of
     consumer products for home and
     automobile markets

4    NORTHERN TRUST CORP.
     Chicago-based bank holding company

5    MBIA, INC.
     Leading insurer of municipal bonds

6    SPECIALTY EQUIPMENT
     Manufacturer of commercial and institutional food service equipment

7    CENTURY TELEPHONE ENTERPRISES
     Diversified telecommunications
     company

8    LONGS DRUG STORES
     A leading operator of retail drug
     stores in California and other
     western states

9    HARTE-HANKS COMMUNICATIONS
     Diversified communications company

10   OMNICOM GROUP
     The world's second largest
     advertising agency

SCHEDULE OF INVESTMENTS


ARIEL GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)

Number      COMMON STOCKS-92.12%                     Cost       Market Value
of Shares
            ADVERTISING--4.66%
 71,800     Harte-Hanks Communications          $    906,427   $  2,665,575
128,600     Omnicom Group, Inc.                      922,049      5,449,425
                                                ------------   ------------
                                                   1,828,476      8,115,000
                                                ------------   ------------

            BUSINESS SERVICES--4.30%
135,100     Ecolab, Inc.                           1,664,870      7,489,606
                                                ------------   ------------

            CONSUMER PRODUCTS--8.87%
 43,000     Clorox Co.                               835,737      3,399,688
309,000     First Brands Corp.                     5,027,217      8,323,688
 98,200     Libbey, Inc.                           3,836,207      3,719,325
                                                ------------   ------------
                                                   9,699,161     15,442,701
                                                ------------   ------------

            DIVERSIFIED OPERATIONS--3.08%
205,700     Whitman Corp.                          5,001,760      5,361,056
                                                ------------   ------------

Number      COMMON STOCKS-92.12% (cont)              Cost       Market Value
of Shares
            ENTERTAINMENT & LEISURE--4.98%
275,700     Hasbro, Inc.                        $  4,481,448   $  8,684,550
                                                ------------   ------------

            ENVIRONMENTAL--2.73%
173,150     Safety-Kleen Corp.                     2,683,350      4,750,803
                                                ------------   ------------

            FINANCIAL SERVICES--9.71%
121,200     MBIA, Inc.                             3,565,557      8,097,675
 93,600     Northern Trust Corp.                   1,641,439      6,528,600
 36,500     T. Rowe Price Associates                 135,708      2,294,938
                                                ------------   ------------
                                                   5,342,704     16,921,213
                                                ------------   ------------

            FOOD & RESTAURANTS--5.73%
193,933     Bob Evans Farms, Inc.                  2,305,055      4,290,768
203,400     McCormick & Co., Inc.                  4,604,601      5,695,200
                                                ------------   ------------
                                                   6,909,656      9,985,968
                                                ------------   ------------

            FURNITURE & FURNISHINGS--8.44%
273,700     Interface, Inc., Class A               4,269,388      7,937,300
102,600     Leggett & Platt, Inc.                  1,071,207      4,296,375
45,090      Miller (Herman), Inc.                    370,565      2,460,223
                                                ------------   ------------
                                                   5,711,160     14,693,898
                                                ------------   ------------

            HEALTH CARE--2.05%
106,200     Allergan, Inc.                      $  3,153,605   $  3,564,337
                                                ------------   ------------

            INDUSTRIAL--5.70%
102,400     Brady (WH) Co.                         2,536,819      3,174,400
403,200     Specialty Equipment Cos., Inc.*        4,891,260      6,753,600
                                                ------------   ------------
                                                   7,428,079      9,928,000
                                                ------------   ------------

            INSURANCE--0.54%
 27,200     Arthur J. Gallagher & Co.                908,305        936,700
                                                ------------   ------------

            NEWSPAPERS--7.71%
679,810     American Media, Inc., Class A*         6,189,306      5,268,527
110,500     Central Newspapers, Inc., Class A      2,178,000      8,170,094
                                                ------------   ------------
                                                   8,367,306     13,438,621
                                                ------------   ------------

Number      COMMON STOCKS-92.12% (cont)              Cost       Market Value
of Shares
            OFFICE & BUSINESS EQUIPMENT--4.28%
134,620     General Binding Corp.               $  1,968,983   $  4,038,600
143,900     Hunt Mfg. Co.                          1,916,478      3,408,631
                                                ------------   ------------
                                                   3,885,461      7,447,231
                                                ------------   ------------

            PACKAGING--3.42%
223,000     Shorewood Packaging Corp.*             2,269,493      5,965,250
                                                ------------   ------------

            PRINTING & PUBLISHING--4.88%
387,200     Golden Books*                          4,305,641      3,993,000
130,900     Lee Enterprises                        3,439,325      3,869,731
 55,600     Thomas Nelson, Inc.                      642,759        642,875
                                                ------------   ------------
                                                   8,387,725      8,505,606
                                                ------------   ------------

            REAL ESTATE--4.89%
260,100     Rouse Co.                              4,027,423      8,518,275
                                                ------------   ------------

            RETAILING--3.45%
187,000     Longs Drug Stores, Inc.                3,312,291      6,007,375
                                                ------------   ------------

            TELECOMMUNICATIONS--2.70%
 94,600     Century Telephone Enterprises          3,181,661      4,712,263
                                                ------------   ------------

            Total Common Stocks                   88,243,934    160,468,453
                                                ------------   ------------


Principal   REPURCHASE                               Cost       Market Value
Amount      AGREEMENTS-7.31%

$12,724,373 State Street Bank & Trust
            Company Repurchase Agreement,
            4.75%, dated 12/31/97, repurchase
            price $12,727,731, maturing 1/2/98
            (collateralized by U.S. Treasury
            Bond, 5.75%, 3/31/98)               $ 12,724,373   $ 12,724,373
                                                ------------   ------------

            Total Repurchase Agreements           12,724,373     12,724,373
                                                ------------   ------------


            Total Investments-99.43%            $100,968,307    173,192,826
                                                ------------
                                                ------------

            Cash and Other Assets, less

            Liabilities-(0.57)%                                     994,715
                                                               ------------

            NET ASSETS-100.00%                                 $174,187,541
                                                               ------------
                                                               ------------

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)

Number      COMMON STOCKS-96.58%                     Cost       Market Value
of Shares
            ADVERTISING--6.73%
187,375     Harte-Hanks Communications          $  2,239,400   $  6,956,297
160,300     Omnicom Group, Inc.                    1,565,730      6,792,712
                                                ------------   ------------
                                                   3,805,130     13,749,009
                                                ------------   ------------

            BUSINESS SERVICES--3.35%
 64,800     Ecolab, Inc.                           1,601,491      3,592,350
 91,700     Equifax, Inc.                          1,904,985      3,249,619
                                                ------------   ------------
                                                   3,506,476      6,841,969
                                                ------------   ------------

            CHEMICALS--2.99%
177,700     Morton International, Inc.             4,975,731      6,108,437
                                                ------------   ------------

            CONSUMER PRODUCTS--8.37%
 58,300     Clorox Co.                             2,103,914      4,609,344
337,400     First Brands Corp.                     7,388,752      9,088,712
 90,200     Libbey, Inc.                           3,518,842      3,416,325
                                                ------------   ------------
                                                  13,011,508     17,114,381
                                                ------------   ------------

            DIVERSIFIED OPERATIONS--3.12%
244,900     Whitman Corp.                       $  6,077,933   $  6,382,706
                                                ------------   ------------

            ENTERTAINMENT & LEISURE--8.24%
116,700     Carnival Cruise Lines, Inc.            1,805,622      6,462,263
329,700     Hasbro, Inc.                           5,763,878     10,385,550
                                                ------------   ------------
                                                   7,569,500     16,847,813
                                                ------------   ------------

            ENVIRONMENTAL--2.71%
201,800     Safety-Kleen Corp.                     2,998,146      5,536,888
                                                ------------   ------------

            FINANCIAL SERVICES--12.06%
124,000     MBIA, Inc.                             4,053,446      8,284,750
116,800     MBNA Corp.                               899,280      3,190,100
127,700     Northern Trust Corp.                   2,674,704      8,907,075
 67,900     T. Rowe Price Associates                 984,550      4,269,213
                                                ------------   ------------
                                                   8,611,980     24,651,138
                                                ------------   ------------

            FOOD & RESTAURANTS--4.13%
145,900     Bob Evans Farms, Inc.                  2,837,068      3,228,037
186,155     McCormick & Co., Inc.                  4,280,472      5,212,340
                                                ------------   ------------
                                                   7,117,540      8,440,377
                                                ------------   ------------

Number      COMMON STOCKS-96.58% (cont)              Cost       Market Value
of Shares
            FURNITURE & FURNISHINGS--5.28%
153,860     Leggett & Platt, Inc.               $  1,876,028   $  6,442,887
 79,800     Miller (Herman), Inc.                  1,098,113      4,354,087
                                                ------------   ------------
                                                   2,974,141     10,796,974
                                                ------------   ------------

            HEALTH CARE--5.51%
168,800     Allergan, Inc.                         5,607,790      5,665,350
 31,533     Bergen Brunswig Corp., Class A           393,717      1,328,328
 91,000     Sybron Corp.*                          1,050,861      4,271,313
                                                ------------   ------------
                                                   7,052,368     11,264,991
                                                ------------   ------------

            INDUSTRIAL--6.45%
181,000     Brady (WH) Co.                         4,101,078      5,611,000
452,100     Specialty Equipment Cos., Inc.*        5,960,590      7,572,675
                                                ------------   ------------
                                                  10,061,668     13,183,675
                                                ------------   ------------

            INSURANCE--0.68%
34,500      Arthur J. Gallagher & Co.              1,156,293      1,188,094
 4,190      Choicepoint, Inc.*                        33,284        200,072
                                                ------------   ------------
                                                   1,189,577      1,388,166
                                                ------------   ------------

            NEWSPAPERS--3.25%
 61,300     Central Newspapers, Inc., Class A   $  2,995,079   $  4,532,369
 34,000     Tribune Co.                              863,186      2,116,500
                                                ------------   ------------
                                                   3,858,265      6,648,869
                                                ------------   ------------

            OFFICE & BUSINESS EQUIPMENT--3.81%
129,305     General Binding Corp.                  2,131,765      3,879,150
 22,500     Pitney-Bowes, Inc.                       802,490      2,023,594
 79,500     Hunt Corp.                             1,853,717      1,883,156
                                                ------------   ------------
                                                   4,787,972      7,785,900
                                                ------------   ------------

            PACKAGING--3.31%
252,810     Shorewood Packaging Corp.*             2,666,047      6,762,668
                                                ------------   ------------

            PRINTING & PUBLISHING--4.56%
107,200     Houghton Mifflin Co.                   2,268,388      4,113,800
157,900     Lee Enterprises                        4,212,597      4,667,919
 46,000     Thomas Nelson, Inc.                      482,217        531,875
                                                ------------   ------------
                                                   6,963,202      9,313,594
                                                ------------   ------------

            REAL ESTATE--4.87%
303,900     Rouse Co.                              4,208,815      9,952,725
                                                ------------   ------------

Number      COMMON STOCKS-96.58% (cont)              Cost       Market Value
of Shares
            RETAILING--3.55%
225,840     Longs Drug Stores, Inc.             $  4,114,765   $  7,255,110
                                                ------------   ------------

            TELECOMMUNICATIONS--3.61%
148,100     Century Telephone Enterprises          4,690,617      7,377,231
                                                ------------   ------------

            Total Common Stocks                  110,241,381    197,402,621
                                                ------------   ------------


Principal   REPURCHASE
Amount      AGREEMENTS-3.77%

$7,709,875  State Street Bank & Trust
            Company Repurchase
            Agreement, 4.75%, dated
            12/31/97, repurchase price
            $7,711,910, maturing
            1/2/98 (collateralized by
            U.S. Treasury Bond,
            5.75%, 3/31/98)                        7,709,875      7,709,875
                                                ------------   ------------

            Total Repurchase Agreements            7,709,875      7,709,875
                                                ------------   ------------


            Total Investments-100.35%           $117,951,256    205,112,496
                                                ------------
                                                ------------

                                                                Market Value
            Liabilities, less Cash

            and Other Assets-(0.35)%                           $   (722,742)

            NET ASSETS-100.00%                                 $204,389,754
                                                               ------------
                                                               ------------

*Non-income producing

                              EQUITY STATISTICAL SUMMARY


ARIEL GROWTH
(UNAUDITED)
                                                                                        EARNINGS PER SHARE
                                                                                ---------------------------------
                                                            52 - WEEK             1996        1997        1998         1996
                                                          ---------------
                                  TICKER     PRICE            RANGE              ACTUAL     ESTIMATED   ESTIMATED      P/E
COMPANY                           SYMBOL    12/31/97      LOW        HIGH       CALENDAR    CALENDAR    CALENDAR     CALENDAR
Thomas Nelson, Inc.                TNM       11.56        8.88       15.25        0.34        0.63        0.72        34.0
Hunt Manufacturing Co.             HUN       23.69       16.75       24.25        0.91        1.05        1.49        26.0
American Media, Inc.               ENQ        7.75        5.13        9.06        0.14        0.27        0.37        55.4
Specialty Equipment Cos.           SPEQ      16.75       12.13       17.50        1.51        1.65        1.60        11.1
General Binding Corp.              GBND      30.00       25.50       33.25        1.60        1.80        1.77        18.8
Shorewood Packaging Corp.          SWD       26.75       17.25       27.88        1.26        1.44        1.65        21.2
Golden Books Family Entertainment  GBFE      10.31        7.88       13.38       (3.06)      (1.75)      (1.10)         NM
Arthur J. Gallagher & Co.          AJG       34.44       29.75       38.25        2.58        2.65        2.75        13.3
Libbey, Inc.                       LBY       37.44       26.75       42.25        2.12        2.25        2.63        17.7
W.H. Brady Co.                     BRCOA     31.00       21.63       35.00        1.33        1.60        1.86        23.3
Interface, Inc.                    IFSIA     29.00       18.50       31.63        1.23        1.57        2.02        23.6
Bob Evans Farms, Inc.              BOBE      22.13       12.88       22.50        0.82        1.04        1.32        27.0
First Brands Corp.                 FBR       26.94       20.13       28.50        1.62        1.35        1.77        16.6
Longs Drug Stores Corp.            LDG       32.13       22.63       32.75        1.49        1.48        1.56        21.6
Lee Enterprises                    LEE       29.56       22.25       30.50        1.18        1.35        1.47        25.1
Harte-Hanks Communications         HHS       37.00       25.38       38.75        0.83        1.15        1.65        44.6
Whitman Corp. (a)                  WH        15.75       15.00       16.50        0.47        0.70        0.82        33.5
Safety-Kleen Corp.                 SK        27.44       14.13       29.00        1.05        1.05        1.22        26.1
Central Newspapers, Inc.           ECP       73.94       43.38       76.88        2.44        3.39        3.80        30.3
McCormick & Company, Inc.          MCCRK     28.00       22.63       28.38        1.03        1.27        1.45        27.2
Allergan Inc.                      AGN       33.56       25.88       37.19        2.00        1.57        1.90        16.8
Herman Miller, Inc.                MLHR      54.56       27.38       58.25        1.45        2.10        2.57        37.6
Rouse Company                      RSE       32.75       25.75       33.00        2.17        2.51        2.76        15.1
Century Telephone Enterprises      CTL       49.81       28.50       50.44        2.14        2.46        2.70        23.3
Ecolab, Inc.                       ECL       27.72       18.13       28.00        0.86        1.01        1.15        32.2
Leggett & Platt, Inc.              LEG       41.88       31.50       47.75        1.78        2.14        2.45        23.5
T. Rowe Price Associates           TROW      62.88       36.50       73.75        1.59        2.25        2.63        39.5
Hasbro, Inc.                       HAS       31.50       22.88       36.50        1.52        1.68        2.00        20.7
MBIA Inc.                          MBI       66.81       45.44       67.38        3.61        4.06        4.52        18.5
Omnicom Group, Inc.                OMC       42.38       22.25       42.38        1.13        1.35        1.60        37.5
Northern Trust Corp.               NTRS      69.75       34.00       71.50        2.20        2.65        3.06        31.7
Clorox Company                     CLX       79.38       48.63       80.38        2.28        2.56        2.93        34.8



                                        1997        1998       MARKET
                                        P/E         P/E         CAP.
COMPANY                               CALENDAR    CALENDAR     ($MM)
Thomas Nelson, Inc.                    18.3        16.1         235
Hunt Manufacturing Co.                 22.6        15.9         264
American Media, Inc.                   28.7        20.9         328
Specialty Equipment Cos.               10.2        10.5         365
General Binding Corp.                  16.7        16.9         473
Shorewood Packaging Corp.              18.6        16.2         486
Golden Books Family Entertainment        NM          NM         505
Arthur J. Gallagher & Co.              13.0        12.5         568
Libbey, Inc.                           16.6        14.2         645
W.H. Brady Co.                         19.4        16.7         696
Interface, Inc.                        18.5        14.4         700
Bob Evans Farms, Inc.                  21.3        16.8         944
First Brands Corp.                     20.0        15.2       1,071
Longs Drug Stores Corp.                21.7        20.6       1,241
Lee Enterprises                        21.9        20.1       1,343
Harte-Hanks Communications             32.2        22.4       1,351
Whitman Corp. (a)                      22.5        19.2       1,599
Safety-Kleen Corp.                     26.1        22.5       1,602
Central Newspapers, Inc.               21.8        19.5       1,858
McCormick & Company, Inc.              22.0        19.3       2,089
Allergan Inc.                          21.4        17.7       2,190
Herman Miller, Inc.                    26.0        21.2       2,506
Rouse Company                          13.0        11.9       2,525
Century Telephone Enterprises          20.2        18.4       3,019
Ecolab, Inc.                           27.4        24.1       3,578
Leggett & Platt, Inc.                  19.6        17.1       4,022
T. Rowe Price Associates               27.9        23.9       4,040
Hasbro, Inc.                           18.8        15.8       4,218
MBIA Inc.                              16.5        14.8       5,971
Omnicom Group, Inc.                    31.4        26.5       6,866
Northern Trust Corp.                   26.3        22.8       7,781
Clorox Company                         31.0        27.1       8,203

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.
       NM = Not Meaningful.   (a) When-issued trading (1/23/98)

ARIEL APPRECIATION
(UNAUDITED)
                                                                                        EARNINGS PER SHARE
                                                                                ---------------------------------
                                                            52 - WEEK             1996        1997        1998         1996
                                                          ---------------
                                  TICKER     PRICE            RANGE              ACTUAL     ESTIMATED   ESTIMATED      P/E
COMPANY                           SYMBOL    12/31/97      LOW        HIGH       CALENDAR    CALENDAR    CALENDAR     CALENDAR
Thomas Nelson, Inc.                TNM       11.56        8.88       15.25        0.34        0.63        0.72        34.0
Hunt Manufacturing Co.             HUN       23.69       16.75       24.25        0.91        1.05        1.49        26.0
Specialty Equipment Cos.           SPEQ      16.75       12.13       17.50        1.51        1.65        1.60        11.1
General Binding Corp.              GBND      30.00       25.50       33.25        1.60        1.80        1.77        18.8
Shorewood Packaging Corp.          SWD       26.75       17.25       27.88        1.26        1.44        1.65        21.2
Arthur J. Gallagher & Co.          AJG       34.44       29.75       38.25        2.58        2.65        2.75        13.3
Libbey, Inc.                       LBY       37.44       26.75       42.25        2.12        2.25        2.63        17.7
W.H. Brady Co.                     BRCOA     31.00       21.63       35.00        1.33        1.60        1.86        23.3
ChoicePoint, Inc.                  CPS       47.75       30.75       48.13        1.39        1.92        2.35        34.4
Bob Evans Farms, Inc.              BOBE      22.13       12.88       22.50        0.82        1.04        1.32        27.0
First Brands Corp.                 FBR       26.94       20.13       28.50        1.62        1.35        1.77        16.6
Houghton Mifflin Company           HTN       38.38       26.31       40.25        1.11        1.48        1.27        34.6
Longs Drug Stores Corp.            LDG       32.13       22.63       32.75        1.49        1.48        1.56        21.6
Lee Enterprises                    LEE       29.56       22.25       30.50        1.18        1.35        1.47        25.1
Harte-Hanks Communications         HHS       37.00       25.38       38.75        0.83        1.15        1.65        44.6
Whitman Corp. (a)                  WH        15.75       15.00       16.50        0.47        0.70        0.82        33.5
Safety-Kleen Corp.                 SK        27.44       14.13       29.00        1.05        1.05        1.22        26.1
Central Newspapers, Inc.           ECP       73.94       43.38       76.88        2.44        3.39        3.80        30.3
McCormick & Company, Inc.          MCCRK     28.00       22.63       28.38        1.03        1.27        1.45        27.2
Bergen Brunswig Corp.              BBC       42.13       22.10       46.06        1.49        1.74        2.05        28.3
Allergan Inc.                      AGN       33.56       25.88       37.19        2.00        1.57        1.90        16.8
Sybron International Corp          SYB       46.94       26.75       48.50        1.41        1.74        2.10        33.3
Herman Miller, Inc.                MLHR      54.56       27.38       58.25        1.45        2.10        2.57        37.6
Rouse Company                      RSE       32.75       25.75       33.00        2.17        2.51        2.76        15.1
Century Telephone Enterprises      CTL       49.81       28.50       50.44        2.14        2.46        2.70        23.3
Ecolab, Inc.                       ECL       27.72       18.13       28.00        0.86        1.01        1.15        32.2
Leggett & Platt, Inc.              LEG       41.88       31.50       47.75        1.78        2.14        2.45        23.5
T. Rowe Price Associates           TROW      62.88       36.50       73.75        1.59        2.25        2.63        39.5
Hasbro, Inc.                       HAS       31.50       22.88       36.50        1.52        1.68        2.00        20.7
Morton International               MII       34.38       29.88       44.63        1.29        1.75        2.00        26.7
Equifax, Inc.                      EFX       35.44       26.50       37.19        1.03        1.24        1.52        34.4
MBIA Inc.                          MBI       66.81       45.44       67.38        3.61        4.06        4.52        18.5
Omnicom Group, Inc.                OMC       42.38       22.25       42.38        1.13        1.35        1.60        37.5
Tribune Company                    TRB       62.25       35.50       62.69        1.93        2.25        2.55        32.3
Northern Trust Corp.               NTRS      69.75       34.00       71.50        2.20        2.65        3.06        31.7
Clorox Company                     CLX       79.38       48.63       80.38        2.28        2.56        2.93        34.8
Pitney Bowes Inc.                  PBI       44.97       26.82       45.75        1.56        1.80        2.04        28.8
MBNA Corp.                         KRB       27.31       17.92       30.58        0.89        1.10        1.42        30.7
Carnival Corp.                     CCL       55.38       31.38       55.88        1.95        2.25        2.55        28.4


                                       1997        1998       MARKET
                                       P/E         P/E         CAP.
COMPANY                              CALENDAR    CALENDAR     ($MM)
Thomas Nelson, Inc.                   18.3        16.1         235
Hunt Manufacturing Co.                22.6        15.9         264
Specialty Equipment Cos.              10.2        10.5         365
General Binding Corp.                 16.7        16.9         473
Shorewood Packaging Corp.             18.6        16.2         486
Arthur J. Gallagher & Co.             13.0        12.5         568
Libbey, Inc.                          16.6        14.2         645
W.H. Brady Co.                        19.4        16.7         696
ChoicePoint, Inc.                     24.9        20.3         697
Bob Evans Farms, Inc.                 21.3        16.8         944
First Brands Corp.                    20.0        15.2       1,071
Houghton Mifflin Company              25.9        30.2       1,159
Longs Drug Stores Corp.               21.7        20.6       1,241
Lee Enterprises                       21.9        20.1       1,343
Harte-Hanks Communications            32.2        22.4       1,351
Whitman Corp. (a)                     22.5        19.2       1,599
Safety-Kleen Corp.                    26.1        22.5       1,602
Central Newspapers, Inc.              21.8        19.5       1,858
McCormick & Company, Inc.             22.0        19.3       2,089
Bergen Brunswig Corp.                 24.2        20.6       2,123
Allergan Inc.                         21.4        17.7       2,190
Sybron International Corp             27.0        22.4       2,263
Herman Miller, Inc.                   26.0        21.2       2,506
Rouse Company                         13.0        11.9       2,525
Century Telephone Enterprises         20.2        18.4       3,019
Ecolab, Inc.                          27.4        24.1       3,578
Leggett & Platt, Inc.                 19.6        17.1       4,022
T. Rowe Price Associates              27.9        23.9       4,040
Hasbro, Inc.                          18.8        15.8       4,218
Morton International                  19.6        17.2       4,576
Equifax, Inc.                         28.6        23.3       5,323
MBIA Inc.                             16.5        14.8       5,971
Omnicom Group, Inc.                   31.4        26.5       6,866
Tribune Company                       27.7        24.4       7,644
Northern Trust Corp.                  26.3        22.8       7,781
Clorox Company                        31.0        27.1       8,203
Pitney Bowes Inc.                     25.0        22.0      12,758
MBNA Corp.                            24.8        19.2      14,338
Carnival Corp.                        24.6        21.7      16,520

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes. NM = Not Meaningful. (a) When-issued trading (1/23/98)

ARIEL PREMIER BOND


DEAR FELLOW SHAREHOLDER: For the three month period ending December 31, 1997, the Ariel Premier Bond Fund Institutional Class returned +2.61% and the Ariel Premier Bond Fund Investor Class returned +2.01%. The Lehman Brothers Aggregate Bond Index posted a +2.94% return for the same time period. The Ariel Premier Bond Fund continues to be a solid performer among its peers, as its total return of +9.16% for the one year period ended December 31, 1997 ranks the Institutional Class in the top quartile of High-Quality Corporate Bond Funds in the Morningstar, Inc. universe of 254 funds.

The fourth quarter of 1997 was marked by a distinct change in the U.S. fixed income market. The first nine months of the year were characterized by surprisingly robust economic growth, an unemployment rate of 4.7% and a tightening of short term rates by the Federal Reserve. While these are normally negative factors for bond prices, continued anemic inflation provided an offset, thus allowing yields to fall modestly in the first three quarters of 1997. Then, in late October, the Asian market disruption occurred, changing the market environment. The result was another 1/2% drop in long U.S. Treasury rates, which now stood at levels not seen since late 1995.

The primary determinant of portfolio performance in 1997 was duration. The longer the better. Accordingly, the Ariel Premier Bond Fund's short duration strategy--particularly after the Asian market break, was the primary source of return drag on the portfolio. However, modest positive contributions from the Fund's mortgage and corporate issues helped to alleviate the effects of the defensive duration position.

In our view, the effects of the Asian crisis on U.S. economic performance will be modest and temporary. The underlying momentum of the domestic economy remains well above its sustainable growth rate and even with the dampening effects from Asia, we expect U.S. growth to be between 2.5% and 3.0% for the coming year. Given the current strain on domestic resources, particularly labor, the inflation rate will eventually move higher. Pressure from lower import prices from Asia may slow the rise of inflation, but forecasts of a decline in the overall inflation rate seem extreme. As these optimistic expectations are challenged over the course of 1998, bond yields are likely to move higher. We believe a defensive duration position will be rewarded in 1998 and accordingly, the Ariel Premier Bond Fund's duration is three-quarters of a year shorter than its benchmark.

We have increased the Fund's position in both corporate and asset-backed securities by taking advantage of attractive levels that resulted from the decline in the Asian markets. Our mortgage strategy continues to emphasize discount issues to protect against refinancing risk. In summary, the Ariel Premier Bond Fund is currently positioned to perform well in an environment of stable to rising interest rates and healthy domestic economic performance.

We appreciate your continued confidence in the Ariel Premier Bond Fund and welcome any questions or comments you have.

Sincerely,


/s/John W. Rogers, Jr.                    /s/Kenneth R. Meyer

John W. Rogers, Jr.                       Kenneth R. Meyer
President                                 President
Ariel Capital Management, Inc.            Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                        4Q97       1 Year        Life of Fund
--------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.      2.6%        +9.2%           +7.0%
ARIEL PREMIER BOND FUND, INV. CL.       2.0%         N/A            +7.9%

[CHART]

[GRAPH]


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.



ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUNDS ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997 (UNAUDITED)

Par Value    ASSET-BACKED SECURITIES-31.25%              Cost      Market Value
$2,630,000   American Express, 971A,
             6.40%, 4/15/2005                      $  2,632,114   $  2,665,163
 1,000,000   Associates Manufactured Housing,
             972A-3, 6.275%, 3/15/2028                  999,702      1,000,150
1,510,000    Bancone 97BA, 6.29%, 7/20/2004           1,509,899      1,514,243
  600,000    Capital Equipment Receivables
             Trust, 97-1A4, 6.19%, 2/15/2002            600,000        598,686
   70,000    Circuit City Credit Card,
             1995-1A, 6.375%, 8/15/2005                  69,191         70,479
  400,000    CSFB 97-C1 A1C, 7.24%, 4/20/2007           414,739        418,724
2,000,000    EQCC Home Equity, 973-A9,
             6.57%, 2/15/2029                         1,983,780      1,979,380
  800,000    First Omni, 96-AA, 6.65%, 9/15/2003        806,835        817,704
2,125,191    Fleetwood, 97BA, 6.40%, 5/15/2013        2,122,235      2,138,346
  550,000    General Growth Properties A2,
             6.602%, 11/15/2007                         550,000        549,483
   60,000    Green Tree Financial, 1995-1 A5,
             8.40%, 6/15/2025                            65,869         63,129
1,080,996    IMC Excess, 7.41%, 11/26/2028            1,080,956      1,080,327
1,450,000    J.C. Penney Master Credit Card Trust,
             1990-C1, 9.625%, 6/30/2000               1,552,446      1,562,331
2,500,000    MBNA Master Credit Card, 95DA,
             6.05%, 11/15/2002                        2,490,323      2,501,475
   380,000   MBNA Master Credit Card II, 971A,
             6.55%, 1/15/2007                           383,278        388,459
 1,332,767   Merrill Lynch Mortgage Investors, Inc.,
             1995-C2-A1, Floating Rate, 6/15/2021     1,350,822      1,354,212
 1,170,000   Metris Master Trust, 96-1A, 6.45%,
             2/20/2002                                1,177,150      1,184,075
   300,000   The Money Store, 1996-1 A3,
             6.85%, 12/20/2002                          299,962        306,459
   550,000   The Money Store, 1997-A A3,
             6.675%, 4/15/2012                          549,833        551,760
   300,000   The Money Store, 1996-B A6,
             7.38%, 5/15/2017                           299,955        305,607
 1,000,000   The Money Store, 1996-B A9,
             8.14%, 10/15/2027                        1,061,789      1,064,280
   200,000   Olympic Auto Receivables,
             1995-EA4, 5.85%, 3/15/2001                 198,358        199,640
 1,440,000   Prime, 95-1A, 6.75%, 11/15/2005          1,446,405      1,473,710
   350,000   Private Label Credit Card,
             1994-2A, 7.80%, 9/20/2003                  356,754        355,922
   430,000   Salomon Brothers, 96LB3, 6.875%,
             10/25/2026                                 429,974        436,330
   940,000   Salomon Brothers Mortgage Sec,
             97-LB6, 6.76%, 12/25/2027                  938,827        938,825

Par Value    ASSET-BACKED SECURITIES-31.25%              Cost      Market Value
   $45,000   Sears Credit Account, 96-1A,
             6.20%, 2/16/2006                      $     44,175   $     45,133
   440,000   Sears Credit Account, 96-2A,
             6.50%, 10/15/2003                          437,944        443,177
 2,005,000   Sears Credit Account, 96-4A,
             6.45%, 10/16/2006                        2,001,009      2,039,967
   420,000   Standard Credit Card Master -
             Citibank, 94-4A, 8.25%, 11/7/2003          444,301        449,400
 2,300,000   Standard Credit Card Master -
             Citibank, 951A, 8.25%, 1/7/2007          2,500,425      2,554,863
 1,400,000   Team Fleet Financial Co.,
             97-1A, 7.35%, 5/15/2003 +                1,399,129      1,451,632
   300,000   UCFC, 96 CA 3, 7.15%,
             12/15/2013                                 299,955        304,764
 1,880,000   World Financial, 96-A,
             6.70%, 2/15/2004                         1,889,221      1,914,366
 2,200,000   World Omni Auto Lease,
             97-BA3, 6.18%, 11/25/2003                2,199,770      2,200,990
   399,477   World Omni Auto Lease,
             1996-BA3, 6.25%, 11/15/2002                398,875        399,899
                                                   ------------   ------------
             Total Asset-Backed Securities           36,986,000     37,323,090
                                                   ------------   ------------

             CORPORATE DEBT-10.27%

  $410,000   American General Inst,
             8.125%, 3/15/2046 +                   $    436,595   $    452,025
   550,000   American Store, 8.00%, 6/1/2026            605,980        607,062
   570,000   Archer Daniels II, 6.95%, 12/15/2097       567,635        577,125
   275,000   Bank of America Capital II, 8.0%,
             12/15/2026                                 271,249        293,219
   225,000   Bellsouth Telephone, 7.00%, 12/1/2095      229,646        232,594
   325,000   Chrysler Corp., 7.40%, 8/1/2097            334,981        341,656
   550,000   CPC International, 5.60%, 10/15/2097       424,414        443,437
   515,000   FedEx, 7.60%, 7/1/2097                     540,544        547,831
   275,000   J.C. Penney Co., 7.625%, 3/1/2097          269,473        294,594
    95,000   JP Morgan Capital Trust I, 7.54%,
             1/15/2027                                   95,000         97,494
   250,000   News Amer Hldg, 9.25%, 2/01/2013           293,133        294,688
 1,400,000   Phillip Morris, 7.125%, 8/15/2002        1,390,721      1,433,250
 1,840,431   Railcar Leasing, 97-1A,
             6.75%, 7/15/2006 +                       1,839,736      1,863,437
 1,544,613   Railcar Trust, 92 1, 7.75%, 6/01/2004    1,608,127      1,624,701
   525,000   Time Warner Enterprises, 8.375%,
             7/15/2033                                  586,908        599,156
   340,000   US West Capital Funding, Inc.,
             6.95%, 1/15/2037                           339,323        349,775
 1,000,000   Safeco Capital Trust, 8.072%,
             7/15/2037                                1,000,000      1,051,250
   805,000   Suntrust Cap II, 7.90%,
             6/15/2027                                  809,694        861,350
   280,000   Zurich Ca Tr, 8.376%, 6/1/2037 +           294,981        306,600
                                                   ------------   ------------
             Total Corporate Debt                    11,938,140     12,271,244
                                                   ------------   ------------

Par Value    U.S. GOVERNMENT AGENCIES-23.12%             Cost      Market Value
             MORTGAGE-BACKED SECURITIES--18.34%
$1,447,324   Federal Home Loan Mortgage
             Corp. (FHLMC),
             6.50%, 11/1/2025                      $  1,366,696   $  1,440,537
 3,886,472   FHLMC, 6.50%, 2/1/2026                   3,761,622      3,856,081
 5,434,852   FHLMC, Gold, 6.50%, 3/1/2026             5,141,670      5,385,475
   419,810   FHLMC, Gold, 6.50%, 4/1/2026               387,380        415,873
   739,169   FHLMC Gold, 6.50%, 5/1/2026                682,063        732,237
   43,306    Federal National Mortgage
             Association (FNMA),
             7.00%, 10/1/2023                            42,571         43,793
 1,782,962   FNMA, 6.50%, 4/1/2024                    1,700,693      1,766,791
   434,626   FNMA, 7.00%, 5/1/2024                      427,246        439,377
   455,708   FNMA, 6.50%, 11/1/2025                     418,697        451,293
 1,490,656   FNMA, 6.50%, 1/1/2026                    1,445,331      1,474,810
 5,966,487   FNMA, 6.50%, 5/1/2026                    5,625,643      5,903,063
                                                   ------------   ------------
                                                     20,999,612     21,909,330
                                                   ------------   ------------

OTHER AGENCY ISSUES--4.78%
$2,455,000   FNMA M6C, 6.85%, 5/17/2020            $  2,431,383   $  2,541,686
   250,000   Government Trust Certificate,
             Aid Israel, 5.70%, 2/15/2003               249,323        245,938
 1,556,182   Government Trust Certificate,
             Israel Trust, Series 2E, 9.40%,
             5/15/2002                                1,653,057      1,633,991
 1,101,778   Pemex Exp Trust, 7.66%, 8/15/2001        1,131,412      1,135,041
   110,000   Resolution Funding Corporation,
             8.875%, 7/15/2020                          136,305        144,584
                                                   ------------   ------------
                                                      5,601,480      5,701,240
                                                   ------------   ------------
             Total U.S. Government Agencies          26,601,092     27,610,570
                                                   ------------   ------------


             U.S. GOVERNMENT OBLIGATIONS-15.00%
   425,000   U.S.  Treasury Bond,
             11.75%, 11/15/2014                         605,364        633,314
 6,165,000   U.S. Treasury Bond,
             8.125%, 8/15/2019                        7,228,130      7,709,456
 8,825,000   U.S. Treasury Note,
             7.50%, 10/31/2099                        9,019,208      9,097,869
   450,000   U.S. Treasury Note,
             6.50%, 5/15/2005                           445,754        468,891
                                                   ------------   ------------
             Total U.S. Government
             Obligations                             17,298,456     17,909,530
                                                   ------------   ------------

Par Value    COMMERCIAL PAPER-18.37%                     Cost      Market Value
$2,000,000   Emerson Electric, 5.55%,
             1/14/98                               $  1,995,992   $  1,995,992
 2,000,000   EW Scripps, 5.7%, 1/14/98                1,995,883      1,995,883
 2,500,000   Ford Motor Credit Co.,
             5.82%, 1/14/98                           2,494,746      2,494,746
 2,000,000   Gannett Company,
             5.65%, 1/13/98                           1,996,233      1,996,233
 2,000,000   General Electric Capital
             Corp., 5.97%, 1/05/98                    1,998,673      1,998,673
 2,500,000   Lucent Technologies, 5.75%
             1/14/98                                  2,494,809      2,494,809
 2,500,000   MCI Comm., 5.95%, 1/23/98                2,490,910      2,490,910
 2,500,000   Metlife Funding, 5.75%,
             2/12/98                                  2,483,229      2,483,229
 2,000,000   Norwest Corporation,
             5.83%, 1/14/98                           1,995,790      1,995,790
 2,000,000   Walt Disney Co., 5.70%,
             1/14/98                                  1,995,883      1,995,883
                                                   ------------   ------------

             Total Commercial Paper                  21,942,148     21,942,148
                                                   ------------   ------------

Principal    REPURCHASE AGREEMENTS-1.27%                 Cost      Market Value
Amount
$1,516,413   State Street Bank & Trust
             Company Repurchase
             Agreement, 4.75%, dated
             12/31/97, repurchase price
             $1,516,813, maturing
             1/2/98 (collateralized by
             U.S. Treasury Bond, 6.125%,
             5/15/98)                              $  1,516,413   $  1,516,413
                                                   ------------   ------------
             Total Repurchase
             Agreements                               1,516,413      1,516,413
                                                   ------------   ------------

             Total Investments-99.28%              $116,282,249   $118,572,995
                                                   ------------
                                                   ------------

             Other Assets and Cash
             less Liabilities-0.72%                                    859,801
                                                                  ------------

             NET ASSETS-100.00%                                   $119,432,796
                                                                  ------------
                                                                  ------------
             +SEC Rule 144A restriction

BOARD OF TRUSTEES


BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is Chief Financial Officer for Streamline Mid-Atlantic, Inc., a retailer and service company providing home delivery of groceries, related products and various consumer services directly to the home. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

[GRAPHIC]
and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race. [GRAPHIC]

                                  Slow and Steady Wins the Race

[LOGO]
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Suite 500                                                             PAID
Chicago, Illinois 60601                                          PERMIT NO. 6784
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